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EXHIBIT 10.12

ASCENT SOLAR TECHNOLOGIES, INC.

BRIDGE UNIT PURCHASE AND INVESTOR SUBSCRIPTION AGREEMENT

        THIS BRIDGE UNIT PURCHASE AND INVESTOR SUBSCRIPTION AGREEMENT (the "Subscription Agreement") is dated as of December 19, 2005 between Ascent Solar Technologies, Inc., a Delaware corporation, (the "Company") and the person whose signature appears below as an Investor (the "Investor" and, together with persons so executing similar agreements, the "Investors").

        The Company has authorized the issuance and sale (the "Placement") of up to 56 Units, but not fewer than 20 Units (the "Minimum Units"), each Unit consisting of one Note of $25,000 in principal amount substantially in the form attached hereto as Exhibit A (each a "Note" and, collectively, the "Notes"); and one Right substantially in the form attached hereto as Exhibit B (each a "Right" and, collectively, the "Rights") to receive securities valued at $25,000 if a Public Offering (defined below) is consummated and otherwise to receive securities as described below. The Notes and the Rights are herein referred to, collectively, as the "Securities". The Investor desires to purchase the number of Units set forth on the signature page hereof, and the Company desires to issue and sell such Units to the Investor, on the terms and conditions set forth herein.

        The parties therefore agree as follows:

        1.     Subscription. The Investor, by execution of this Subscription Agreement, subscribes for and agrees to purchase from the Company, the number of Units set forth on the signature page hereof for a purchase price of $25,000 per Unit; and the Company, by acceptance of this Subscription Agreement, agrees to issue and sell that number of Units to the Investor, in each case subject to the terms and conditions of this Subscription Agreement.

        2.     Principal Terms. The principal terms of the Placement are set forth below:

Purchase Price:	$25,000 per Unit. A minimum purchase of 2 Units is required unless waived by the Company.
Purchaser Qualification:	Accredited Investors only. The Placement Agent and/or the Company may decline to accept any subscription.
Note Terms:	Interest: 10% per annum, based on a 365-day year, payable at maturity.
Prepayment: At any time, in whole or in part, without penalty.

Maturity Date: One year from the first Closing (defined below), except that in the event of the closing of an offering by the Company, registered under the Securities Act of 1933, of its equity securities for a gross purchase price of not less than $5,000,000 (a "Public Offering"), the principal and accrued and unpaid interest will become immediately due and payable.

Conversion: If no Public Offering has occurred by the Maturity Date, the Investors shall thereafter have the right to convert the principal and unpaid interest of the Notes into shares of Common Stock at a conversion price of $3.00 per share (appropriately adjusted for restructuring or dilutive changes), except that no fractional shares will be issued.

Rights Terms:
Exchange: If a Public Offering occurs on or before the Maturity Date, each Right will be automatically exchanged for that number of shares, units or other securities sold in the Public Offering that have a value (based on the initial public offering price in the Public Offering) of $25,000, except that no fractional securities will be issued.

If a Public Offering does not occur on or before the Maturity Date, then at any time after the Maturity Date and during the Term (defined below) of the Rights, each Right shall be exchangeable for 8,333 shares of the Company's common stock; provided, however, that if, at any time during the Term of the Rights, the Company shall, other than as a result of a Public Offering, have a class of equity securities traded on any exchange or quotation system, each Right shall be exchangeable for $25,000 of such equity securities, based on the average closing price of such security for the 30 trading days (or such shorter period in which such securities have been trading) immediately preceding the exchange date, except that no fractional securities will be issued.
The number and kind of securities for which the Rights are exchangeable are subject to adjustment as a result of certain restructurings or, in certain events, to prevent dilution.
Term: Any Rights then remaining unexchanged will expire two years from the date of the first Closing.
Closing:
There may be one or more closings (each a "Closing") of the Units. The first Closing will be on the second business day following acceptance by the Company of subscriptions for not fewer than the Minimum Units and receipt by Hagen O'Connell LLP, 121 SW Morrison Street, Suite 1500, Portland, Oregon 97204 (Attn: Joseph T. Hagen) as Escrow Agent of the purchase price therefor. If the above conditions have not been met on or before December 31, 2005, unless extended by agreement between the Placement Agent and the Company for up to an additional 30 days, the Escrow Agent shall promptly return all of the funds on deposit with it to the subscribers and all accepted subscriptions shall become void. After the first Closing, additional Units may be sold at other Closings from time to time, provided that no more than 56 total Units will be sold without the consent of the holders of a majority of the Units then outstanding.

SEC Reporting:
If a Public Offering has occurred, or if the Company has otherwise become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and thereafter as long as any of the Notes and/or Rights are outstanding, the Company will maintain the listing of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (Exchange Act), and will file all reports required by the Exchange Act in a timely manner.
Registration Rights:
Concurrently with the registration of the securities to be offered in the Public Offering, the Company shall register the securities for which the Rights are exchangeable for resale by the holders thereof. After effectiveness, the Company shall use its reasonable best efforts to cause such registration statement (or any successor registration statement on which such securities may be registered) to remain current and to make available to such holders a form of prospectus usable in connection with the resale of such securities at all times at which such securities remain restricted and are not eligible for resale by non-affiliates without registration under federal securities laws.

Notwithstanding the effectiveness of any registration statement, each holder of securities issuable on exchange of Rights, agrees that, for a period of one year from the effective date of the registration statement relating to the Public Offering, it will not, directly or indirectly sell, offer to sell any such securities without the prior written consent of Paulson Investment Company, Inc. as further described in Annex B.

If at any time after the first anniversary of the effectiveness of the registration statement required to be filed to comply with the Company's registration obligations described above, the registration statement is not usable in connection with any sale of securities registered thereby, the Company will pay for each month, or prorated portion thereof, during which such condition continues, an assessment to the holders of the affected securities equal to one percent of the value of the securities. The foregoing assessment shall not apply under certain conditions described in Annex B.

As a condition of the exercise of any registration right and/or any right to payment of an assessment, each holder of registrable securities shall cooperate with the Company in connection with the preparation and filing of any registration statement or any amendment or supplement thereto or any prospectus including, but not limited to, the prompt furnishing of all information reasonably required by the Company with respect to the identity of such holder and such holder's proposed plan of distribution.

The registration rights are further described in Annex B.
Placement Agent:
Paulson Investment Company, Inc., acting as placement agent, will use its reasonable best efforts to place the Units, will earn a commission equal to 10% of the gross proceeds from Unit sales and will be reimbursed for its reasonable out-of-pocket expenses, including, but not limited to, accountable travel and entertainment and counsel fees.
Jurisdiction/Choice of Law:
All transaction documents shall be governed by and construed under the laws of the state of Oregon as applied to agreements entered into and to be performed entirely within the state of Oregon, without giving effect to principles of conflicts of law. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Multnomah County, Oregon in connection with any action relating to this transaction.
Legal Opinion:
At or prior to any Closing, the Investors shall receive a legal opinion from Company counsel in form and substance satisfactory to each of them as to the validity and enforceability of the Notes, the Rights, and other customary matters, including without limitation the application to and treatment of the transaction of and under the usury laws of Oregon.

        3.     Scope of Subscription Agreement; Resolution of Inconsistencies. The principal terms described in this Subscription Agreement are amplified, and additional terms are contained in, Annex A and Annex B, each attached hereto and incorporated herein by reference and each intended to be a binding part of this Subscription Agreement. In the event of a discrepancy between the terms set forth in this Subscription Agreement and any provision of Annex A or Annex B, the terms set forth in this Subscription Agreement shall govern and the provisions of Annex A and Annex B shall be deemed modified to the extent necessary to cause them to be consistent with the terms set forth herein.

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	2

Print Name of Investor:	2030 Investors, L.L.C.

Exact Name to Appear on Certificates:	2030 Investors, L.L.C.

Signed:	/s/ Ellison C. Morgan

Print Name and Title:	Ellison C. Morgan, Chairman

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	1

Print Name of Investor:	Charles Botsford

Exact Name to Appear on Certificates:	Charles Botsford

Signed:	/s/ Charles Botsford

Print Name and Title:	Charles Botsford

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	2

Print Name of Investor:	Harold R. & Linda L. Clayton

Exact Name to Appear on Certificates:	Harold R. & Linda L. Clayton

Signed:	/s/ Harold R. Clayton & Linda L. Clayton

Print Name and Title:	Harold R. & Linda L. Clayton

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

7

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	1

Print Name of Investor:	David Dreyfuss

Exact Name to Appear on Certificates:	David Dreyfuss

Signed:	/s/ David Dreyfuss

Print Name and Title:	David Dreyfuss

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

8

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	2

Print Name of Investor:	Gerald Ferro

Exact Name to Appear on Certificates:	Gerald Ferro

Signed:	/s/ Gerald Ferro

Print Name and Title:	Gerald Ferro

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

9

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	4

Print Name of Investor:	Irwin Geduld Revocable Trust

Exact Name to Appear on Certificates:	Irwin Geduld Revocable Trust

Signed:	/s/ Irwin Geduld

Print Name and Title:	Irwin Geduld, Trustee

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

10

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	11

Print Name of Investor:	Generation Capital Associates

Exact Name to Appear on Certificates:	Generation Capital Associates

Signed:	/s/ David A. Rapaport

Print Name and Title:	David A. Rapaport, EVP & General Counsel

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	3

Print Name of Investor:	Glenbrook Capital L.P.

Exact Name to Appear on Certificates:	Glenbrook Capital L.P.

Signed:	/s/ Robert Lishman

Print Name and Title:	Robert Lishman, President

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	2

Print Name of Investor:	Donald J. Helfgott

Exact Name to Appear on Certificates:	Donald J. Helfgott

Signed:	/s/ Donald J. Helfgott

Print Name and Title:	Donald J. Helfgott

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	1

Print Name of Investor:	William G. Hunt

Exact Name to Appear on Certificates:	William G. Hunt

Signed:	/s/ Bill Hunt

Print Name and Title:	Bill Hunt

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	1

Print Name of Investor:	William M. Levin

Exact Name to Appear on Certificates:	William M. Levin

Signed:	/s/ William M. Levin

Print Name and Title:	William M. Levin

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	1

Print Name of Investor:	Les and Ann Mombert

Exact Name to Appear on Certificates:	Les and Ann Mombert

Signed:	/s/ Les Mombert and Ann Mombert

Print Name and Title:	Les and Ann Mombert

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	1

Print Name of Investor:	Nathaniel Orme, IRA

Exact Name to Appear on Certificates:	Nathaniel Orme, IRA

Signed:	/s/ Nathaniel Orme, IRA

Print Name and Title:	Nathaniel Orme, IRA

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	2

Print Name of Investor:	Dennis Pak & Cindy Pak

Exact Name to Appear on Certificates:	Dennis Pak & Cindy Pak

Signed:	/s/ Dennis Pak & Cindy Pak

Print Name and Title:	Dennis Pak & Cindy Pak

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	10

Print Name of Investor:	Professional Traders Fund LLC

Exact Name to Appear on Certificates:	Professional Traders Fund LLC

Signed:	/s/ Howard Berger

Print Name and Title:	Howard Berger, Manager

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	2

Print Name of Investor:	Seymour Rosenthal, IRA

Exact Name to Appear on Certificates:	Seymour Rosenthal, IRA

Signed:	/s/ Seymour Rosenthal

Print Name and Title:	Seymour Rosenthal, IRA

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	2

Print Name of Investor:	Parisa Roshanzamir & Shawn Zahed

Exact Name to Appear on Certificates:	Parisa Roshanzamir & Shawn Zahed

Signed:	/s/ Shawn Zahed

Print Name and Title:	Shawn Zahed

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	4

Print Name of Investor:	Saybrook L.P.

Exact Name to Appear on Certificates:	Saybrook L.P.

Signed:	/s/ M. Albin Jubitz, Jr.

Print Name and Title:	M. Albin Jubitz, Jr.

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	4

Print Name of Investor:	SCG Capital, LLC

Exact Name to Appear on Certificates:	SCG Capital, LLC

Signed:	/s/ Steven Geduld

Print Name and Title:	Steven Geduld, President

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	1

Print Name of Investor:	R. Thomas & Emily Janet Fetters

Exact Name to Appear on Certificates:	R. Thomas & Emily Janet Fetters

Signed:	/s/ R. Thomas & Emily Janet Fetters

Print Name and Title:	R. Thomas & Emily Janet Fetters

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	2

Print Name of Investor:	Morton Topfer

Exact Name to Appear on Certificates:	Morton Topfer

Signed:	/s/ Morton Topfer

Print Name and Title:	Morton Topfer

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	4

Print Name of Investor:	Triangle Holdings VI LLC

Exact Name to Appear on Certificates:	Triangle Holdings VI LLC

Signed:	/s/ Jay Zidell

Print Name and Title:	Jay Zidell, Manager

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

        IN WITNESS WHEREOF, this Subscription Agreement is hereby duly executed by each party hereto as of the date first written above.

INVESTOR

Number of Units Subscribed for:	1

Print Name of Investor:	Gary Ziegler

Exact Name to Appear on Certificates:	Gary Ziegler

Signed:	/s/ Gary Ziegler

Print Name and Title:	Gary Ziegler

Accepted:

ASCENT SOLAR TECHNOLOGIES, INC.

By:	/s/ Matthew Foster

Name:	Matthew Foster
Title:	President

ASCENT SOLAR TECHNOLOGIES, INC.
BRIDGE UNIT PURCHASE AND INVESTOR SUBSCRIPTION AGREEMENT
ANNEX A

        This Annex A sets forth additional terms applicable to the Bridge Unit Purchase and Investor Subscription Agreement (the "Subscription Agreement") (the Subscription Agreement, together with the annexes, exhibits and attachments thereto are herein referred to as the "Agreement"). Capitalized terms used herein and not herein defined have the meanings ascribed to them in the Subscription Agreement.

ARTICLE 1
SUBSCRIPTION

        To solicit the Company's acceptance of the Investor's subscription, the Investor should provide an executed copy of the Subscription Agreement together with a certified or bank cashier's check in the amount of the purchase price, or concurrently with a wire transfer of the purchase price, in either case as provided in the Instructions attached to the Subscription Agreement as Exhibit C. Funds so received will be deposited in escrow under the terms of the Escrow Agreement attached to the Subscription Agreement as Exhibit D (the "Escrow Agreement").

ARTICLE 2
CLOSING AND DELIVERY

        Section 2.1    Closing.    There may be one or more Closings (each a "Closing") of the Units. The first Closing of the purchase and sale of the Units under the Agreement shall take place on the second business day following acceptance by the Company of subscriptions for not less than the Minimum Units and the satisfaction of the other conditions described herein and in the Escrow Agreement. Subsequent subscriptions will close promptly following acceptance by the Company of such subscriptions at one or more additional closings. The Company may reject any subscription for any reason or no reason in its sole discretion.

        Section 2.2    Delivery of Certificates for Securities.    Subject to the terms and conditions hereof, at or promptly after the Closing, the Company will deliver the Securities deliverable to the Investor against payment of the purchase price therefor. Certificates for the Securities will be issued in the name and delivered by deposit thereof in overnight mail to the address of Investor set forth on the signature page of the Agreement unless another name or method of delivery is agreed. It is understood that such certificates and any certificates issued upon exercise or conversion thereof may bear one or more legends in substantially the following form:

  (1)
  "THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE SECURITIES NOR THE SECURITIES FOR WHICH THEY MAY BE EXCHANGEABLE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT, OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

  (2)
  Any other legend reflecting a restriction on transfer imposed or required by contract or applicable federal or state securities laws.

        Section 2.3    Power of Attorney.    Investor hereby appoints Paulson Investment Company, Inc. and each of its representatives as Investor's true and lawful attorneys-in-fact with the power to act alone for and on behalf of the Investor to provide instruction or notification to, or correspond with, the Escrow Agent as contemplated in the Agreement, including without limitation any instruction to withhold, transfer or release Subscription Proceeds (defined in the Escrow Agreement) deposited by or on behalf of Investor.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

        Section 3.1    Representations and Warranties of the Company.    The Company hereby represents and warrants to the Investor that, as of the Closing and except as set forth in any Company filing with the Securities and Exchange Commission during the Company's current or most recently completed fiscal year or in written disclosure materials provided by the Company to the Investor in connection with the Placement (collectively the "Disclosure Materials"):

        (1)    Organization and Standing of the Company.    The Company is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite corporate power and authority to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, financial condition or prospects of the Company.

        (2)    Authorization.    The Company's execution and delivery of the Agreement and its performance of its obligations thereunder has been duly and validly authorized by all required corporate action. The Agreement has been validly executed and is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance of the Agreement by the Company did not require the consent or approval of any other person, entity or governmental agency that has not been obtained.

        (3)    Capitalization.

        (a)   The Company's capital structure is accurately and completely described in the Disclosure Materials. All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights.

        (b)   Except as described in the Disclosure Materials, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatever under which the Company is or may be obligated to issue or purchase shares of its capital stock.

        (c)   The Notes and the Rights, when issued and sold as provided herein, will constitute valid obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Any capital stock issuable upon exchange of Rights and/or conversion of Notes will, when so issued, against payment therefor if such payment is required, be duly and validly issued, fully paid, nonassessable and free of preemptive rights.

        (4)    No Material Defaults.    The Company is not in default, nor has any event occurred that, with the passage of time, will cause the Company to be in default under the provisions of any material agreement to which it is a party.

        (5)    Litigation.    There are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or, to the Company's knowledge, threatened against the Company that, if determined in a manner adverse to the Company, would have a material adverse effect on the Company or its properties, assets, business or prospects, nor is the Company aware of any facts that might constitute the basis for any such claim.

        (6)    Compliance With the Law and Other Instruments.    To the Company's best knowledge, the business operations of the Company have been and are being conducted in accordance with all applicable and material laws, rules, and regulations. The Company is not in material violation of, or in default under, any term or provision of the charter documents, or of any lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of the Company, or which would prohibit the Company from entering into the Agreement or prevent consummation of the issuance of securities contemplated by the Agreement. The Company has made all material filings with governmental authorities that it is required to make on a timely basis.

        (7)    Title to Properties and Assets.    Except as described in the Disclosure Materials, the Company has good and marketable title to all of its material properties and assets subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which do not materially adversely affect the value or use thereof.

        (8)    Records.    The books of account, minute books, stock certificate books, and stock transfer ledgers of the Company are complete and correct, and such books do not omit any transaction or other information required to be set forth therein.

        (9)    Brokers or Finders.    All negotiations on the part of the Company relative to the Agreement and the transactions contemplated thereby have been carried on by the Company without the intervention of any person or as the result of any act of the Company in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment, except that the Company has retained Paulson Investment Company, Inc. as its agent in connection with the placement of the Units.

        (10)    Taxes.    The Company has filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by the Company up to the date hereof. All of the foregoing returns are true and correct in all material respects and the Company has paid all taxes, interest and penalties shown on such returns or reports as being due. The Company has no liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes that are not yet due or that are being contested in good faith by the Company by appropriate proceedings and that are properly accrued on the books of the Company.

        (11)    Disclosure.    The information contained in the Disclosure Materials was true and correct in all material respects as of the date thereof and did not omit any information required to make such information not misleading. Since the date of such information, to the Company's best knowledge, no event has occurred that has caused such information, taken as a whole, not to present a fair and accurate description of the Company's business, financial condition and prospects in all material respects.

        (12)    No Subsidiaries.    The Company has no subsidiaries as of the date hereof.

        Section 3.2    Representations and Warranties of the Investor.    The Investor represents and warrants to the Company as follows:

        (1)    Accredited Investor Status.    The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect by virtue of the applicability to the Investor of one or more of the categories set forth in the Accredited Investor definition attached hereto as Exhibit E.

        (2)    Purchase Entirely for Own Account.    The Securities to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing the Agreement, the Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

        (3)    Disclosure of Information.    The Investor has reviewed the Disclosure Materials and all other information it considers necessary or appropriate for deciding whether to purchase the Units. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to the Investor or to which the Investor had access.

        (4)    Investment Experience.    The Investor (i) is experienced in evaluating and investing in private placement transactions in securities of companies similar to the Company and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Units and (ii) acknowledges that it can bear the economic risk of its investment in the Units, including the loss of the entire investment.

        (5)    Restricted Securities.    The Investor understands that the Securities are being sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The Investor also understands that the Securities and, with certain limited exceptions, any securities issuable on exercise or conversion thereof may not be resold by the Investor without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities may be restricted from resale in a transaction to which United States securities laws apply for an indefinite period of time.

        (6)    Illiquid Investment.    The Investor understands that no market for the Securities exists and no such market may ever exist.

        (7)    Residence.    The Investor resides, or its office primarily responsible for the purchase of the Securities is located, at the address listed on the signature page of the Agreement.

        (8)    Brokers or Finders.    All negotiations on the part of the Investor relative to the Agreement and the transactions contemplated hereby have been carried on by the Investor without the intervention of any person or as the result of any act of the Investor in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment.

        (9)    Reliance.    The Investor understands that the Agreement is made with the Investor in reliance upon the Investor's representations to the Company, as set forth above.

ARTICLE 4
CONDITIONS TO CLOSING

        (1)    Conditions to Company's Obligations.    Unless waived in writing by the Company, all of the obligations of the Company under the Agreement are subject to the fulfillment, prior to or at the Closing of each of the following conditions:

          (a)   Satisfaction of Minimum Offering.    Not fewer than the Minimum Units shall either have been sold or shall be subject to subscriptions for which the full purchase price shall have been deposited in escrow and that shall have been accepted by the Company.

          (b)   Representations and Warranties True.    The representations and warranties of each Investor in the Agreement and similar agreements executed by other Investors shall be true and correct in all material respects as of the Closing.

          (c)   Compliance with Agreements.    Each Investor in the Agreement and similar agreements executed by other Investors shall have performed and complied with all agreements required by the Agreement to be performed and complied with by it prior to or at the Closing.

        (2)    Conditions to the Investor's Obligations.    Except as may be waived in writing by the Investor, all of the obligations of the Investor under the Agreement are subject to the fulfillment, prior to or at the Closing of each of the following conditions:

          (a)   Satisfaction of Minimum Offering.    Not fewer than the Minimum Units shall have been sold or shall be subject to subscriptions for which the full purchase price shall have been deposited in escrow and that shall have been accepted by the Company.

          (b)   Representations and Warranties True.    The representations and warranties of the Company in the Agreement shall be true and correct in all material respects as of the Closing.

        (3)    Compliance with Agreements.    The Company shall have performed and complied with all agreements required by the Agreement to be performed and complied with by it prior to or at the Closing.

ARTICLE 5
NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES:

        The representations and warranties of the Company and the Investor herein shall survive the Closing until the expiration of all applicable statutes of limitation.

ARTICLE 6
MISCELLANEOUS

        Section 6.1    Amendment.    The Agreement may be amended only by a written document executed by the parties hereto.

        Section 6.2    Counterparts and Facsimile Signatures.    The Agreement may be executed in any number of counterparts and signature pages may be delivered by facsimile or electronic transmission; each such counterpart or signature page shall be deemed to be an original.

        Section 6.3    Assignment.    Neither the Agreement nor any right created hereby shall be assignable without the prior written consent of the non-assigning party, except that the Agreement may be assigned (i) by the Investor to (a) an entity that wholly owns, is wholly owned by or is wholly under common ownership with the Investor or any permitted assignee of the Investor; (b) a trust for the benefit of the Investor or his or her immediate family members; or (c) by will or the laws of descent and distribution; or (ii) by the Company to the successor in interest to all or substantially all of its business. Any attempt to assign any right under the Agreement in violation of this Section 6.3 shall be void. Nothing in the Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective permitted successors, permitted assigns, heirs, executors, administrators, or personal representatives, any rights or remedies under or by reason of the Agreement.

        Section 6.4    Entire Agreement.    Except as provided to the contrary herein, the Agreement and the other agreements, instruments and documents contemplated hereby contain the full and entire understanding and agreement between the parties with regard to the subject hereof and supersede all prior agreements and understandings of the parties with regard to such matters. In the event of a discrepancy between the terms set forth in the Subscription Agreement and any provision in the annexes, exhibits or attachments thereto, the terms set forth in the Subscription Agreement shall govern and the inconsistent provisions in the annex, exhibit or attachment shall be deemed modified to the extent necessary to cause them to be consistent with the Subscription Agreement. Neither party shall be liable or bound to the other in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein.

        Section 6.5    Governing Law; Submission to Jurisdiction.    The Agreement shall be governed by and enforced pursuant to the laws of the State of Oregon. The parties to the Agreement hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within Multnomah County, Oregon over any dispute relating to the terms of the Agreement and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        Section 6.6    Severability.    In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby unless, as a result of the selective enforcement of such remaining provisions a party hereto would fail to realize a benefit that was a fundamental part of the reason for such party to have entered into the Agreement.

        Section 6.7    Notices.    Except as otherwise specifically provided herein, all notices and other communications required or permitted under the Agreement must be in writing and may be given by personal or customary form of electronic delivery or U.S. mail, or confirmed facsimile. If given by mail, such notice must be sent by registered or certified mail, postage prepaid, mailed to the party at the respective address set forth below, and shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

  (1)
  If to the Company, to the address set forth in the Disclosure Materials

  (2)
  If to the Investor, to the address set forth on the signature page of the Agreement.

or at such other address or facsimile number as any party may have advised the other by notice.

        Section 6.8    Attorney Fees.    If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of the Agreement, the prevailing party shall be entitled to recover reasonable attorney fees from the other party or parties, which fees shall be in addition to any other relief which may be awarded.

        Section 6.9    No Undertaking to Consummate a Public Offering.    Nothing in the Agreement shall be construed as an obligation of the Company to consummate a Public Offering.

        Section 6.10    Indemnification by the Company.    The Company agrees to indemnify and hold the Investor harmless against any loss, liability, damage or expense (including reasonable attorney fees and costs) which the Investor may suffer, sustain or become subject to as a result of or in connection with the breach by the Company of any representation, warranty, covenant or agreements of the Company contained in the Agreement

        Section 6.11    Indemnification by the Investor.    The Investor agrees to indemnify and hold the Company harmless against any loss, liability, damage or expense (including reasonable attorney fees and costs) which the Company may suffer, sustain or become subject to as a result of or in connection with the breach by the Investor of any representation, warranty, covenant or agreements of the Investor contained in the Agreement.

ASCENT SOLAR TECHNOLOGIES, INC.
BRIDGE UNIT PURCHASE AND INVESTOR SUBSCRIPTION AGREEMENT
ANNEX B

        This Annex B sets forth certain registration rights applicable to securities issuable on exchange of Rights, as provided in the Bridge Unit Purchase and Investor Subscription Agreement (the "Subscription Agreement"). Capitalized terms used herein and not herein defined have the meanings ascribed to them in the Subscription Agreement.

ARTICLE 1
DEFINITIONS

        In addition to any other defined terms set forth herein, when used in this Annex B, the following terms shall have the following meanings:

          (i)    "Securities Act" means the Securities Act of 1933, as amended.

          (ii)   "Common Stock" means the Company's common stock.

          (iii)  "Holder" means any person that holds Registrable Securities or securities convertible into or exchangeable for Registrable Securities.

          (iv)  "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements under the Securities Act or any successor rule providing for offering securities on a continuous basis.

          (v)   "Registrable Securities" means (i) the securities of the Company issuable on exchange of Rights.

          (vi)  "Registration Statement" means a registration statement of the Company under the Securities Act required to be filed under Section 2.1 or maintained under Section 2.2.

          (vii) "SEC" means the United States Securities and Exchange Commission.

ARTICLE 2
OBLIGATIONS OF THE COMPANY

        Section 2.1    Mandatory Registration.    Concurrently with the filing of the registration statement related to the Public Offering, the Company shall prepare and file the Registration Statement covering the Registrable Securities with the SEC. The Company may fulfill its obligation in this Section 2.1 by registering the resale of the Registrable Securities in the registration statement filed in connection with the Public Offering.

        Section 2.2    Effectiveness and Maintenance of Registration.    Following the filing described in Section 2.1, the Company shall use its reasonable best efforts to obtain effectiveness of the Registration Statement concurrently with the effectiveness of the registration statement relating to the Public Offering (the date of such effectiveness being hereinafter referred to as the "Effective Date") and, after the Effective Date, to keep the Registration Statement effective pursuant to Rule 415 (or any comparable future regulation) until the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all the Registrable Securities are saleable without registration under the Securities Act (the "Registration Period"). Without limiting the generality of the foregoing, the Company shall, subject to the provisions of Section 3.1 and for as long as the Public Offering continues to be pursued:

          (a)   prepare and file with the SEC a form of prospectus and all amendments and supplements thereto required for use in connection with the resale of the Registrable Securities;

          (b)   prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period;

          (c)   promptly upon its availability, furnish the Holders one copy of the Registration Statement, the prospectus and any amendments or supplements thereto;

          (d)   promptly notify each Holder of the effectiveness of the Registration Statement or any post-effective amendment and the filing of any prospectus or any supplement to the Registration Statement or a prospectus;

          (e)   promptly respond to any and all comments received from the SEC;

          (f)    promptly file an acceleration request following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Registration Statement or any amendment thereto will not be subject to review;

          (g)   use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof;

          (h)   permit a single firm or counsel designated by the Holders to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

          (i)    take such action as may be required to cause the Registrable Securities to be tradable, upon resale pursuant to the Registration Statement, on any securities exchange or quotation system on which the Common Stock is then tradable; and

          (j)    at the request of the holders of a majority-in-interest of the Registrable Securities, prepare and file with the SEC such amendments and supplements to the Registration Statement and any prospectus as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

        The Company shall be deemed to have complied with its obligation to maintain an effective Registration Statement under this Section 2.2 if, at all times during the Registration Period, there is effective a registration statement (with an available current prospectus) registering the resale of the Registrable Securities,and any such effective registration statement shall fall within the definition of "Registration Statement."

        Section 2.3    Changes Requiring Amendment or Supplement.    As promptly as practicable after becoming aware of such event or condition, the Company shall notify each Holder of the happening of any event or the existence of any condition as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request; provided that, for not more than thirty (30) consecutive trading days (or a total of not more than sixty

(60) trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Holders in writing of the existence of (but in no event, without the prior written consent of the Holders, shall the Company disclose to such Holders any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 2.3 with respect to the information giving rise thereto.

        Section 2.4    State Registration or Qualification.    The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions in the United States as the Holders who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

        Section 2.5    Assessment if Registration Statement is not Usable.    If at any time that is more than one year after the Effective Date and prior to the end of the Registration Period, no Registration Statement is effective or the Registration Statement is otherwise not usable in connection with any sale of the Registrable Securities, the Company will pay, within five business days following the end of each month, for each month or portion thereof during which such condition continues, an assessment to the holders of the affected securities at the rate of one percent per month (prorated for periods less than one month) of the value of any affected Registrable Securities based on the average closing price of securities of the same class and series during such month or portion thereof; provided, however, that no penalty shall be payable (i) with respect to any period during an Allowed Delay; (ii) with respect to a reasonable time for the preparation of any required amendment to the Registration Statement or any supplement to the Prospectus and, in the case of an amendment to the Registration Statement, for review and clearance thereof by the SEC; or (iii) solely as a result of any provision of the securities laws or regulations of any jurisdiction other than the United States prohibiting the sale of such securities. Such penalty shall be in lieu of all other remedies of any Holder with respect to such event.

ARTICLE 3
OBLIGATIONS OF THE HOLDERS

        In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

        Section 3.1    It shall be a condition precedent to the obligations of the Company set forth in ARTICLE 2 with respect to the Registrable Securities of a particular Holder that such Holder shall, in a timely manner, furnish to the Company, in writing, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven days prior to the anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder; such Holder shall promptly respond to the Company with the required information and shall thereafter keep the Company reasonably informed of any changes to any such information.

        Section 3.2    Each Holder, by such Holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement or any amendments or supplements thereto or to any related prospectus, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

        Section 3.3    If Holders holding a majority-in-interest of the Registrable Securities determine to engage the services of an underwriter in connection with the resale of Registrable Securities, each Holder agrees to enter into and perform such Holder's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such resale and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

        Section 3.4    Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event that, in the opinion of the Company's legal counsel, has caused the Registration Statement to no longer be effective or the prospectus to no longer comply with the requirements of the Securities Act, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Holder's receipt of notice that the Registrable Securities may once again be resold under the Registration Statement, together with, if required, copies of any amended or supplemented prospectus for use in connection with any such resales.

        Section 3.5    Notwithstanding the effectiveness of the Registration Statement, no Holder will, directly or indirectly, sell or offer to sell Registrable Securities in reliance on the Registration Statement for a period of one year after the Effective Date unless such Holder has, theretofore obtained the written consent of Paulson Investment Company, Inc, which consent may be withheld in any circumstances and for any reason at the sole discretion of Paulson Investment Company, Inc.

ARTICLE 4
EXPENSES OF REGISTRATION

        All reasonable expenses, other than underwriting expenses, discounts and commissions or other direct selling expenses relating to any resale of the Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Holders shall be borne by the Company provided, however, the fees of counsel to the Holders shall not exceed $2,500.

ARTICLE 5
INDEMNIFICATION

        Section 5.1    Indemnification by the Company.    To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Holder who holds such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls any Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (iii) any underwriter (as defined in the Securities Act) for the Holder, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the Securities Act or the 1934 Act, if any (each, a "Company Indemnified Person"), against any losses, claims, damages, liabilities or expenses, including, but not limited to, actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, (collectively "Holder Damages") to which any of them may become subject insofar as such Holder Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"); provided, however, that no indemnity shall be given with respect to any Holder Damages based on the sale of Registrable Securities in any jurisdiction within the United States under whose laws registration or qualification was required and not obtained. The Company shall reimburse each Company Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any claim made against such Company Indemnified Person in respect of any Violation or alleged Violation, it being understood that fees of more than one legal counsel shall be deemed reasonable only if and to the extent that the assistance of separate counsel is required for conflict of interest reasons. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5.1: (i) shall not apply to Holder Damages arising out of or based upon information furnished in writing to the Company by any Company Indemnified Person or underwriter for such Company Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto and not corrected in a timely manner by such Company Indemnified Person or underwriter; (ii) shall not apply to amounts paid in settlement of any claim alleging a Violation if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; (iii) shall not apply to a Holder Damages resulting from the violation of registration or qualification requirements of any jurisdiction within the United States, unless the Company advised the Company Indemnified Person or any underwriter that the resale of the Registrable Securities had been duly registered or qualified in such jurisdiction, or of any foreign law, rule or regulation; and (iv) with respect to any untruth or omission in any prospectus, shall not inure to the benefit of any Company Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in a later prospectus or prospectus supplement, such corrected prospectus was timely made available by the Company pursuant to Section 2.2 hereof.

        Section 5.2    Indemnification by Holders.    Each Holder agrees severally and not jointly to indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the 1934 Act (each a "Holder Indemnified Person" and together with each Company Indemnified Person, an "Indemnified Party"), against any losses, claims, damages, liabilities or expenses, including, but not limited to, actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, (collectively "Company Damages") to which such Holder Indemnified Person may become subject, under the Securities Act, the 1934 Act or otherwise, insofar as such Company Damages result from the inclusion by the Company of information in the Registration Statement, the prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement and not thereafter corrected on a timely basis by notice to the Company; and such Holder will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any claim made against such Holder Indemnified Person based on such information provided by such Holder, it being understood that fees of more than one legal counsel shall be deemed reasonable only if and to the extent that the assistance of separate counsel is required for conflict of interest reasons; provided, however, that the indemnity agreement contained in this Section 5.2 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld.

        Section 5.3    Promptly after receipt by an Indemnified Party of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Holders holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of a majority-in-interest of the Holders), if the Holders are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

ARTICLE 6
CONTRIBUTION

        If the indemnification provided for in ARTICLE 5 is unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or Section 5.2 in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Party (or the entity with which such Indemnified Party is affiliated) on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.

ARTICLE 7
ASSIGNMENT OF REGISTRATION RIGHTS

        The rights under this Annex B shall be assignable by the Holders to any transferee of all or any portion of Registrable Securities if: (i) the Holders agree in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the Securities Act.

ARTICLE 8
AMENDMENT OF REGISTRATION RIGHTS

        Provisions of this Annex B may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with, but only with, written consent of the Company and Holders who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this ARTICLE 8 shall be binding upon each Holder and the Company.

ARTICLE 9
MISCELLANEOUS

        Section 9.1    A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

        Section 9.2    The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Holder by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations under this Annex B will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions under this Annex B, that each Holder shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Annex B and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

Certificate No.	$ Principal Amount

ASCENT SOLAR TECHNOLOGIES, INC.
CONDITIONALLY CONVERTIBLE NOTE

            , 2005

        FOR VALUE RECEIVED, ASCENT SOLAR TECHNOLOGIES, INC., a Delaware corporation, ("Borrower") promises to pay to the order of                        ("Lender") the principal amount of                         Dollars ($                        ), together with interest on the unpaid principal amount at the rate of 10 percent per annum based on a 365-day year, all upon the terms set forth below. This Conditionally Convertible Note (the "Note") is issued pursuant to that certain Bridge Unit Purchase and Investor Subscription Agreement, dated as of December 19, 2005, by and between Lender and Borrower (the "Subscription Agreement"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Subscription Agreement.

        1.    Maturity.    Except as otherwise provided herein, the principal and interest hereunder shall become due and payable in full on the date one year from the first Closing, except that in the event of the closing of a Public Offering, the principal amount and accrued and unpaid interest will become immediately due and payable.

        2.    Prepayment.    Subject to the conversion rights provided for in Section 4, hereof, Borrower may prepay any or all amounts due under this Bridge Note at any time without penalty.

        3.    Method of Payment.    Any payment of principal or interest hereunder shall be made by certified or bank cashier's check unless Holder has provided Borrower with appropriate wire instructions, in which event, the payment shall be made by wire transfer of "same day" funds. For the purpose of any interest calculation, payment shall be deemed made when the check is sent by overnight delivery or when the wire is sent. Any partial payment shall be applied first to accrued and unpaid interest and thereafter to a reduction of principal.

        4.    Conditional Conversion Rights.    If no Public Offering shall have occurred within one year from the first Closing, Lender or any permitted assignee of Lender ("Holder") shall have the right, at any time thereafter and until all principal of, and accrued interest on, the Note shall have been paid, to convert all, but not less than all, of the accrued and unpaid interest on, and all or any part of the principal of, the Note into shares of Borrower's Common Stock at a conversion price of $3.00 per share, subject to adjustment as provided in Section 5, by providing notice of Holder's election to convert to Borrower; provided, however, that no fractional shares will be issued. Upon receipt by Borrower of Holder's notice of such election, the Note shall represent the right to receive the Common Stock into which it has been converted and Borrower's right and obligation to repay the Note shall be extinguished.

        5.    Anti Dilution Adjustments.    The number and kind of securities or other property into which this Note may become convertible shall be subject to adjustment as follows:

  (a)
  If a split or a reverse split shall have occurred with respect to the Common Stock, the conversion rate shall be appropriately adjusted to cause the Holder to receive, upon conversion, a number of shares of Common Stock representing the same percentage of the equity of the Company to which the Holder would have been entitled on such conversion if the split had not occurred.

  (b)
  If a dividend or other distribution shall be made in favor of the Common Stock, appropriate adjustment shall be made so that, upon conversion of the Note, the Holder shall receive, in addition to the Common Stock otherwise obtainable on such conversion, the cash, securities or other property that it would have received had the Note been so converted immediately prior to the split, dividend or distribution.

  (c)
  If the Common Stock shall, as the result of a merger or otherwise, be converted into the right to receive other securities or property, appropriate adjustment shall be made so that, upon conversion of the Note, the Holder shall receive, in lieu of Common Stock, the securities and/or property that it would have received as a result of the merger or other such transaction had the Note been so converted immediately prior to the record date therefor.

        6.    Default.    In the event of an occurrence of any event of default specified below, the principal of, and all accrued and unpaid interest on, the Note shall become immediately due and payable without notice, except as specified below:

  (a)
  Borrower fails to make any payment hereunder when due, which failure has not been cured within 15 days following such due date.

  (b)
  Any defined event of default occurs under any contract or instrument pursuant to which Borrower has incurred any liability for borrowed money in excess of $100,000, which event of default has not been waived within five business days following such occurrence, and which event of default is reasonably likely to materially affect the Company's business.

  (c)
  Borrower files a petition to take advantage of any insolvency act; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state.

  (d)
  A court of competent jurisdiction enters an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of Borrower or of the whole or any substantial part of its properties, or approves a petition filed against Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the Untied States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction assumes custody or control of Borrower or of the whole or any substantial part of its properties; or there is commenced against Borrower any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 30 days; or if Borrower by any act indicates its consent to or approval of any such proceeding or petition.

  (e)
  If (i) any judgment remaining unpaid, unstayed or undismissed for a period of 60 days is rendered against Borrower which by itself or together with all other such judgments rendered against Borrower remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $100,000, or (ii) there is any attachment or execution against Borrower's properties remaining unstayed or undismissed for a period of 60 days which by itself or together with all other attachments and executions against Borrower's properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $100,000.

        7.    Successors and Assigns.    The Note is transferable and assignable by Lender or any subsequent permitted assignee subject to the requirement that any such assignment or transfer be, in the opinion of Borrower's counsel, in compliance with applicable federal and state securities laws. All covenants, agreements and undertakings in the Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

        8.    Notices.    Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number as indicated below, or (iii) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:

To Lender:	[to the address and facsimile provided on the signature page of the Agreement]
To Borrower:	Ascent Solar Technologies, Inc. 8120 Shaffer Parkway Littleton, Colorado 80127-4107 Telefax: (303) 285-5173

Either party may change by notice the address to which notices to that party are to be addressed.

        9.    Waiver/Amendment.    Borrower hereby waives presentment for payment, demand, protest and notice of protest for nonpayment of the Note and consents to any extension or postponement of the time of payment or any other indulgence. The Note may only be amended or modified by written agreement signed by Borrower and Holder.

        10.    Expenses.    In the event that Holder brings legal action against Borrower, or Borrower brings legal action against Holder, to enforce or otherwise determine the meaning or enforceability of the Note or any provision hereof, each party shall bear its own expenses, including attorney fees, directly attributable to such action. However, in any action for breach of the Note, including nonpayment, the prevailing party in any such dispute shall be entitled to recover all reasonable costs and attorney fees incurred in connection with such action.

        11.    Holder is Not a Shareholder.    Holder, solely by virtue of the ownership of the Note, shall not be considered a shareholder of Borrower for any purpose, nor shall anything in the Note be construed to confer on Holder any rights of a shareholder of Borrower including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or, except on conversion as expressly provided herein, receive dividends.

        12.    Choice of Law.    The Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oregon. The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this Note will be in any federal or state court in Multnomah County, Oregon having subject matter jurisdiction, and the parties hereby submit to the jurisdiction of that Court.

        IN WITNESS WHEREOF, the Note has been executed and delivered on the date specified on the first page hereof by the duly authorized representative of Borrower.

ASCENT SOLAR TECHNOLOGIES, INC.
By:	Matthew Foster, President

THE RIGHTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE RIGHTS NOR THE SECURITIES FOR WHICH IT IS EXCHANGEABLE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT, OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

ASCENT SOLAR TECHNOLOGIES, INC.
BRIDGE RIGHT

        This certifies that pursuant to the terms of this certificate, for value received, ASCENT SOLAR TECHNOLOGIES, INC., a Delaware corporation, (the "Company") hereby grants to                        (the "Holder")             Rights, each Right exchangeable for securities of the Company as further described below.

        The Rights ("Rights") evidenced by this Certificate (this "Certificate") are issued pursuant to that certain Bridge Unit Purchase and Investor Subscription Agreement, dated as of December 19, 2005, by and between the Company and the Holder (the "Subscription Agreement"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Subscription Agreement.

1.    Exchange of Right.

        1.1    Securities for which the Rights are Exchangeable.    Each Right is exchangeable, as a part of the exchange of all, but not less than all, of the Rights evidenced by this Certificate, as follows:

          (a)   If a Public Offering has occurred on or before the Maturity Date (as defined in the Subscription Agreement), then each Right shall be automatically exchanged for securities substantially identical to the securities sold in the Public Offering having a value, based on the initial public offering price therefor, of $25,000, except that no fractional securities shall be issued.

          (b)   If a Public Offering has not occurred on or before the Maturity Date, then, at any time after the Maturity Date and during the Term (as defined in the Subscription Agreement) of the Rights, each Right shall be exchangeable for 8,333 shares of common stock of the Company; provided, however, that if, at any time during the Term of the Rights, the Company shall, other than as a result of a Public Offering, have a class of equity securities traded on any exchange or quotation system, each Right shall be exchangeable for $25,000 of such equity securities, based on the average closing price of such security for the 30 trading days (or such shorter period in which such securities have been trading) immediately preceding the exchange date, except that no fractional securities shall be issued.

        The securities for which the Rights are at any time exchangeable or for which the Rights have been exchanged are herein referred to as the "Exchange Securities".

        1.2    Exchange Period.    The Rights are not exchangeable until the earlier of:

          (a)   the closing of a Public Offering; and

          (b)   one year from the first Closing.

        The Rights will expire, and will thereafter not be exchangeable, at 5:00 p.m. (Pacific time) on the second anniversary of the first Closing (the "Expiration Date").

        1.3    Procedure for Exchanging Rights.

          (a)   The Rights will be deemed to have been exchanged upon automatic exchange as described in Section 1.1(a) or otherwise when the Company has received all of the following items (the "Exchange Date"):

            (i)    A completed Exchange Notice, as described in 1.4 below, executed by the Holder; and

            (ii)   This Certificate.

          (b)   Certificates representing Exchange Securities will be delivered by the Company in accordance with the Exchange Notice within 10 days after the Exchange Date.

          (c)   The Exchange Securities will be deemed to have been issued on the Exchange Date, and the person designated in the Exchange Notice as the person in whose name such Exchange Securities are to be issued will be deemed for all purposes to have become the record holder of such Exchange Securities on the Exchange Date.

          (d)   The issuance of certificates for Exchange Securities upon exchange of the Rights will be made without charge to the Holder for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exchange and the related issuance of Exchange Securities.

          (e)   The holders of Exchange Securities have certain registration rights as set forth in the Subscription Agreement.

        1.4    Exchange Notice.    The Exchange Notice will state (i) if the Exchange Securities are not to be issued in the name of the Holder, the name of the person to whom the certificates representing such Exchange Securities; and (ii) the address to which certificates representing Exchange Securities are to be delivered.

        1.5    Fractional Shares.    The Company is not required to issue any fraction of a security upon exchange of the Rights but shall instead pay an amount in cash equal to the fair market value of such fractional security.

2.    Adjustment in Shares of Capital Stock.    The number and kind of Exchange Securities issuable upon the exchange of the Rights are subject to adjustment from time to time as provided in this Section 2

        2.1    Subdivision or Combination of Shares.    If the Company at any time subdivides outstanding shares of any class of its capital stock for which the Rights are exchangeable, into a greater number of shares of such capital stock (including a stock split effected as a stock dividend) or combines its outstanding shares of such capital stock into a lesser number of shares, the number of shares of such capital stock issuable upon exchange of the Rights will be adjusted to such number as is obtained by multiplying the number of shares of such capital stock issuable upon exchange of the Rights immediately prior to such subdivision or combination by a fraction, the numerator of which is the aggregate number of shares of such capital stock outstanding immediately after giving effect to such subdivision or combination and the denominator of which is the aggregate number of shares of such capital stock outstanding immediately prior to such subdivision or combination.

        2.2    Effect of Sale, Merger or Consolidation.    If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of the Company's assets to another corporation, is effected after the date hereof in such a way that holders of any class or series of capital stock for which the Rights are or become exchangeable will be entitled to receive stock, securities or assets with respect to or in exchange for such capital stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision will be made whereby the Holder will thereafter have the right to receive, upon the basis and the terms and conditions specified in this Certificate and in lieu of the shares immediately theretofore issuable and receivable upon the exchange of the Rights, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of capital stock equal to the number of shares of such capital stock immediately theretofore issuable and receivable upon the exchange of the Rights, and in any such case appropriate provision will be made with respect to the rights and interests of the Holder to the end that the provisions of this Certificate (including, without limitation, provisions for adjustments of the number of shares issuable upon the exchange of the Rights) will thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the exchange of the Rights. The Company will not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets assumes, by written instrument executed and delivered to the Holder at its last address appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing sentence, the Holder may be entitled to purchase.

        2.3    Notice to Holder of Adjustment.    Whenever the number of shares issuable upon exchange of the Rights is adjusted as herein provided, the Company will cause to be mailed to the Holder notice setting forth the adjusted number of shares issuable upon the exchange of the Right and showing in reasonable detail the computation of the adjustment and the facts upon which such adjustment is based.

3.    Prior Notice as to Certain Events.    In the event the Company pays any dividend payable in cash or stock upon any class of its capital stock for which the Rights are then exchangeable or makes any distribution to the holders of such capital stock, then the Company will give prior written notice, by first class mail, postage prepaid, addressed to the Holder at the address of such holder as shown on the books of Company, of the date on which (i) the books of Company will close or a record taken for such dividend or distribution. Such notice will also specify the date as of which the holders of the capital stock of record will participate in said dividend or distribution. Such written notice will be given not less than 20 days prior to the record date thereof. If the Company shall take any such action at a time at which the Rights have not yet become exchangeable, the Rights shall be exchangeable during the 20 day period prior to the record date for such event in the manner described in Section 1.1(b)

4.    Reservation of Common Stock.    The Company has duly reserved out of its authorized capital stock in an amount sufficient to permit the exchange in full of the Rights and, if the Exchange Securities are expected to include instruments convertible into or exercisable for such capital stock, the full conversion or exchange thereof. The Company will, at all times during the term of the Rights, reserve and keep available for issuance upon the exchange of the Rights and upon exchange or conversion of any Exchange Securities so exercisable or convertible such number of its authorized but unissued shares of its capital stock as will be sufficient to permit such exchanges and/or conversions. Shares of capital stock issuable on exchange of the Rights will, upon such issuance, be validly issued, fully paid and nonassessable.

5.    No Voting Rights; Limitations of Liability.    The Rights do not confer upon the Holder any voting rights or other rights as a stockholder of the Company, either at law or equity.

6.    Restrictions on Transfer of Right.

          (a)   The Rights and the Holder's rights hereunder may not be transferred, assigned or subjected to a pledge or security interest without the prior written consent of the Company and unless transferred by surrender of this Certificate with a valid written assignment thereof at the principal office of the Company. If the Company determines that the proposed assignment is permitted pursuant to the provisions hereof and the requirements of applicable securities law, the Company will register the assignment of the Rights in accordance with the information contained in the assignment and will, without charge, execute and deliver a new Right or Rights in the name of the assignee or assignees named in such assignment instrument and the Rights will promptly be cancelled. As a condition to the transfer of the Rights, the Holder shall deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer will not be in violation of the Act or of any applicable state law.

7.    Registration Rights.    The Exchange Securities are subject to registration rights as provided in Annex B to the Subscription Agreement.

8.    Miscellaneous.

        8.1    Waiver.    No delay or failure of the Holder in exercising any right, power, privilege or remedy under this Certificate will affect such right, power, privilege or remedy or be deemed to be a waiver of the same or any part thereof, nor will any single or partial exchange thereof or any failure to exchange the same in any instance preclude any further or future exchange thereof, or the exchange of any other right, power, privilege or remedy.

Notices.    All notices, requests and consents hereunder must be in writing. Notices, requests and consents to the Company will be effectively given and delivered when (a) sent by facsimile to the Company at (303) 285-5173 or (b) mailed by first class mail, postage prepaid, to the Company at its offices at 8120 Shaffer Parkway, Littleton, Colorado 80127-4107. Notices, requests, and consents to the Holder will be effectively given and delivered when sent by facsimile or mailed by first class mail, postage prepaid, to the Holder at the facsimile number or address of the Holder appearing on the books and records of the Company. Either party by notice to the other may from time to time change the facsimile number or address for any such notice, request, or consent.

        8.2    Governing Law; Venue.    The Rights and all rights and obligations hereunder, including matters of construction, validity, and performance, will be governed by and construed and interpreted in accordance with the laws of the State of Oregon, without regard to the choice or conflicts of laws rules of such state. The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this Certificate will be in any federal or state court in Multnomah County, Oregon having subject matter jurisdiction, and hereby submit to the jurisdiction of that court.

        8.3    Successors.    The Rights and the provisions of this Certificate will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that the Rights may not be assigned without the prior written consent of the Company as set forth in Section 6.

        IN WITNESS WHEREOF, this Certificate has been executed and delivered by a duly authorized representative of the Company on the day and year first above written.

ASCENT SOLAR TECHNOLOGIES, INC.
By:	Matthew Foster, President

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ASCENT SOLAR TECHNOLOGIES, INC. BRIDGE UNIT PURCHASE AND INVESTOR SUBSCRIPTION AGREEMENT